                                                                     Exhibit 4.8
                                                                     -----------

                                MONSANTO COMPANY

                       Officers' Certificate Pursuant to
                     Sections 102 and 301 of the Indenture
                     -------------------------------------

          Each of the undersigned officers of Monsanto Company, a Delaware corporation (the "Company"), does hereby certify as follows:

          1. Each of the undersigned has read the Indenture, dated as of December 1, 1998 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), including Section 301 thereof, and the definitions in the Indenture relating thereto, and has reviewed such other corporate documents and records relating to the matters referred to herein, and, in the opinion of the undersigned, has made such examination or investigation, as is necessary to enable him or her to express an informed opinion on the matters set forth below.

          2. The terms of the senior unsecured indebtedness of the Company (the "Securities") to be issued under the Indenture, have been established pursuant to a Board Resolution (as defined in the Indenture) and are set forth in Schedules I-1 through I-5 hereto.

          3. All conditions precedent provided for in the Indenture relating to the establishment and original issuance, authentication and delivery of the Securities have been complied with.

          4. In the opinion of the undersigned, Section 301 of the Indenture has been complied with in the establishment of the terms of the Securities.


                            [signature page follows]

          IN WITNESS WHEREOF, we have hereto signed our names.

Dated: December 9, 1998


/s/ Juanita H. Hinshaw               /s/ Barbara L. Blackford
----------------------------------   --------------------------------------
Name: Juanita H. Hinshaw             Name: Barbara L. Blackford
Title: Vice President & Treasurer    Title: Assistant Secretary

                                  SCHEDULE I-1
                                  ------------

Title of Designated Securities:

     5.375% Notes due 2001

Aggregate Principal Amount:

     $500,000,000

Price to Public:

     $499,260,000

Purchase Price by Initial Purchasers:

     $497,260,000

Specified Funds for Payment of Purchase Price:

     Same-day funds by wire transfer

Indenture:

     Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

     December 1, 2001

Interest Rate:

     5.375%

Interest Payment Dates:

     June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

     Not redeemable prior to maturity

                                  Sch. I-1-1

Sinking Fund Provisions:

     No sinking fund provisions

Interest Deferral Provisions

     No interest deferral provisions

Defeasance Provisions:

     Sections 1302 and 1303 of the Indenture apply

Other Terms:

     Book-entry, through The Depository Trust Company

Time of Delivery:

     December 9, 1998

Names and Addresses of Representatives:

     Designated Representatives: Salomon Smith Barney Inc.
                                 Goldman, Sachs & Co.

     Address for Notices, etc.:  c/o Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, New York 10048

                                  Sch. I-1-2

                                  SCHEDULE I-2
                                  ------------

Title of Designated Securities:

     5.750% Notes due 2005

Aggregate Principal Amount:

     $600,000,000

Price to Public:

     $598,410,000

Purchase Price by Initial Purchasers:

     $594,660,000

Specified Funds for Payment of Purchase Price:

     Same-day funds by wire transfer

Indenture:

     Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

     December 1, 2005

Interest Rate:

     5.750%

Interest Payment Dates:

     June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

     Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the

                                  Sch. I-2-1
     remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 15 basis points.

Sinking Fund Provisions:

     No sinking fund provisions

Interest Deferral Provisions

     No interest deferral provisions

Defeasance Provisions:

     Sections 1302 and 1303 of the Indenture apply

Other Terms:

     Book-entry, through The Depository Trust Company

Time of Delivery:

     December 9, 1998

Names and Addresses of Representatives:

     Designated Representatives: Salomon Smith Barney Inc.
                                 Goldman, Sachs & Co.

     Address for Notices, etc.:  c/o Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, New York 10048

                                  Sch. I-2-2

                                  SCHEDULE I-3
                                  ------------

Title of Designated Securities:

     5.875% Notes due 2008

Aggregate Principal Amount:

     $200,000,000

Price to Public:

     $199,436,000

Purchase Price by Initial Purchasers:

     $198,136,000

Specified Funds for Payment of Purchase Price:

     Same-day funds by wire transfer

Indenture:

     Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

     December 1, 2008

Interest Rate:

     5.875%

Interest Payment Dates:

     June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

     Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the

                                  Sch. I-3-1
     remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 20 basis points.

Sinking Fund Provisions:

     No sinking fund provisions

Interest Deferral Provisions

     No interest deferral provisions

Defeasance Provisions:

     Sections 1302 and 1303 of the Indenture apply

Other Terms:

     Book-entry, through The Depository Trust Company

Time of Delivery:

     December 9, 1998

Names and Addresses of Representatives:

     Designated Representatives: Salomon Smith Barney Inc.
                                 Goldman, Sachs & Co.

     Address for Notices, etc.:  c/o Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, New York 10048

                                  Sch. I-3-2

                                  SCHEDULE I-4
                                  ------------

Title of Designated Securities:

     6.500% Debentures due 2018

Aggregate Principal Amount:

     $500,000,000

Price to Public:

     $497,910,000

Purchase Price by Initial Purchasers:

     $493,535,000

Specified Funds for Payment of Purchase Price:

     Same-day funds by wire transfer

Indenture:

     Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

     December 1, 2018

Interest Rate:

     6.500%

Interest Payment Dates:

     June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

     Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the

                                  Sch. I-4-1
     remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 20 basis points.

Sinking Fund Provisions:

     No sinking fund provisions

Interest Deferral Provisions

     No interest deferral provisions

Defeasance Provisions:

     Sections 1302 and 1303 of the Indenture apply

Other Terms:

     Book-entry, through The Depository Trust Company

Time of Delivery:

     December 9, 1998

Names and Addresses of Representatives:

     Designated Representatives: Salomon Smith Barney Inc.
                                 Goldman, Sachs & Co.

     Address for Notices, etc.:  c/o Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, New York 10048

                                  Sch. I-4-2

                                 SCHEDULE I-5
                                 ------------

Title of Designated Securities:

     6.600% Debentures due 2028

Aggregate Principal Amount:

     $700,000,000

Price to Public:

     $697,480,000

Purchase Price by Initial Purchasers:

     $691,355,000

Specified Funds for Payment of Purchase Price:

     Same-day funds by wire transfer

Indenture:

     Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

     December 1, 2028

Interest Rate:

     6.600%

Interest Payment Dates:

     June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

     Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the

                                  Sch. I-5-1
     remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 25 basis points.

Sinking Fund Provisions:

     No sinking fund provisions

Interest Deferral Provisions

     No interest deferral provisions

Defeasance Provisions:

     Sections 1302 and 1303 of the Indenture apply

Other Terms:

     Book-entry, through The Depository Trust Company

Time of Delivery:

     December 9, 1998

Names and Addresses of Representatives:

     Designated Representatives: Salomon Smith Barney Inc.
                                 Goldman, Sachs & Co.

     Address for Notices, etc.:  c/o Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, New York 10048

                                  Sch. I-5-2